EXHIBIT 10.142

                                                           CLCA Form REF No. 101
                                                                      (02/25/97)
Loan No.  52-1170000

                             BUILDING LOAN AGREEMENT

                               (Land Development)

                            Dated as of July 31, 2001


     JORDAN LAKE PRESERVE CORPORATION, a North Carolina corporation (the "Borrower"), and INDYMAC BANK, F.S.B. dba CONSTRUCTION LENDING CORPORATION OF AMERICA (the "Lender"), agree as follows:

     1.00 Preliminary Statement. The Borrower owns the Land described in Exhibit "A", which consists of approximately 597 acres, and intends to develop and improve the Land in accordance with the Improvement Plans submitted by the Borrower to the Lender. In conjunction with the completion of such Improvements, the Borrower intends that the Land will be developed as 515 Lots in two (2) phases, with at least 355 Lots in Phase I and at least 160 Lots in Phase II. The development of the Land and the Project commenced prior to the closing of the Loan, with certain of the Lots within Phase I having been previously conveyed to third party purchasers. Therefore, due to such prior conveyances, the Land shall initially include (i) the 170 Lots in Phase I of the Project which continue to be owned by Borrower; and, (ii) all of the Land which shall constitute Phase II of the Project and the golf course and related amenities being developed by Borrower as a part of the Project. In order to finance the Land and the construction of the Improvements and the payment of various costs and expenses relating to the Project, the Borrower has applied to the Lender for a revolving line of credit Loan in the amount of up to $6,700,000.00, the repayment of which will be secured by the Borrower's interest in the Land and the Improvements and the other Collateral covered by the Deed of Trust to be executed by the Borrower in favor of the Lender. The Lender is willing to make the Loan to the Borrower on the terms and conditions set forth in this Agreement.

     1.01 Type of Loan. The Loan is structured as a revolving line of credit of up to $6,700,000.00. Subject to compliance by Borrower with the funding requirements expressly set forth in this Agreement, Borrower may repay the Loan or portions thereof and then reborrow from time to time under such line of credit hereby


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established up to the maximum amount of  $6,700,000.00  which may be outstanding at any one time; provided, however, notwithstanding anything in the foregoing to the contrary, the maximum amount which may be outstanding under the Loan at any one time shall not exceed the lesser of (i) fifty percent (50%) of the retail value of Lots owned by Borrower under development or completed at any one time as determined by an appraiser acceptable to Lender, (ii) seventy five percent (75%) of the "Discounted Appraised Value" of such Lots owned by Borrower under development or completed at any one time as determined by an appraiser acceptable to Lender or, (iii) seventy five percent (75%) of the total costs incurred by Borrower pursuant to the Project Budget. As used herein "Discounted Appraised Value" means the estimated amount a single investor would be willing to pay for all of such Lots owned by Borrower under development or completed at any one time upon the full development of such Lots when purchasing such Lots in bulk; that is, all at one time. Subject to the foregoing maximum amount which may be outstanding under the Loan at any one time and compliance with all of the other terms and provisions of this Agreement and the other Loan Documents, Lender has committed the sum under the Loan as shown in the Project Budget, as the same may be modified from time to time, over the two (2) year term of the Loan, provided the second installment of the Loan Fee is timely received by Lender as necessary to extend the initial one (1) year term of the Loan.

     Capitalized terms used in this Agreement and not otherwise defined are used with the meanings set forth in Exhibit "F".

     2.00 Documentation. Prior to the first Disbursement of the proceeds of the Loan requested by the Borrower, the Borrower shall deliver or cause to be delivered to the Lender, in form and substance satisfactory to the Lender, the Loan Documents and other "Required Items" specified in Exhibit "C", together with such other Documents and information relating to any Loan Party, the Collateral, the Project or the transactions contemplated by the Loan Documents as the Lender may reasonably request.

     3.00 Disbursements. Subject to the terms, conditions and procedures set forth in this Agreement and in the "Disbursement Schedule" attached as Exhibit "B", the Lender shall make Disbursements to or for the account of the Borrower from time to time from the date of this Agreement to the Banking Day immediately preceding the Maturity Date. The aggregate amount of all Disbursements made by the Lender shall not exceed the amount committed by Lender under the Loan as shown in the Project Budget, as the same may be modified from time to time, plus the amount of any "Borrower's Funds" deposited with the Lender pursuant to the Disbursement Schedule. All Disbursements of the proceeds of the Loan shall be evidenced by and repayable in accordance with the terms of the Note.

     4.00 Covenants of the Borrower. Unless the Lender otherwise consents in writing:

     4.01 Construction of Improvements. The construction of the Improvements has commenced and


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Borrower shall cause the construction  thereof to be diligently and continuously prosecuted to  completion,  subject in each case to the following  requirements:
(a) the Improvements shall be constructed in substantial conformity with the Improvement Plans and in compliance in all material respects with all applicable Laws and Other Requirements, and in a good and workmanlike manner with new materials of good quality; (b) except as otherwise contemplated by the Improvement Plans with respect to any "Site Development" referred to in the Project Budget, the Improvements shall be constructed entirely on the Land and shall not encroach upon or overhang any lot line, boundary, set-back, easement, right-of-way or other land; (c) construction of the Improvements shall in any event be completed on or before the Maturity Date; and (d) the Borrower hereby covenants and agrees, on behalf of itself and any of its affiliates, that no such Person shall construct, create, arrange, develop, purchase or sell any residential building lots which constitute a Competing Project.

     If at any time the Lender notifies the Borrower that construction of the Improvements does not conform to the requirements of this Section 4.01 or any such nonconformity is otherwise discovered by the Borrower, the Borrower shall immediately cause such nonconforming construction to be stopped and all necessary corrective work to be commenced and diligently and continuously prosecuted to completion.

     4.02 Change Orders. The Borrower shall not permit any Change Order to the Improvement Plans to be implemented without the prior approval of the Lender, provided that this Section 4.02 shall not prevent routine changes in construction which would not cause the Improvements to fail to be in substantial conformity with the approved Improvement Plans and which are not otherwise material in the aggregate.

     4.03 Compliance with Laws and Other Requirements. The Borrower shall (a) comply in all material respects with all applicable Laws and Other Requirements relating to the Collateral or the Project, and (b) obtain and maintain all Authorizations required in connection with the Collateral or the Project.

     4.04 Project Agreements. The Borrower shall (a) take all action reasonably necessary or appropriate to maintain and enforce its rights and interests under each of the Project Agreements (including the Engineer Agreement, the Construction Contract, if any, and any other contract entered intoby Borrower relative to the development of the Project), (b) comply in all material respects with its obligations under each of the Project Agreements, (c) not permit or agree to any supplement, modification, amendment or termination of, or consent or agree to any waiver of or departure from the terms of, any of the Project Agreements, and (d) not transfer, encumber or release any interest in, or commit or permit any material breach or default on the part of the Borrower under, any of the Project Agreements, except that so long as no Event of Default has occurred and is continuing, this Section 4.04 shall not apply to (i) any failure of the Borrower to comply with such requirements which in the aggregate does not, and in the reasonable judgment of the Borrower and the Lender will not, materially impair the Borrower's ability to perform its Obligations under the Loan Documents, (ii) any amendment of the Engineer Agreement, the Construction Contract, if any, and any other contract entered into


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by Borrower relative to the development of the Project to incorporate any Change
Orders which are permitted to be implemented by Section 4.02, or (iii) the termination of any Project Agreement as a result of a material breach or default by the other party.

     4.05 Collateral. The Borrower shall take all action necessary or appropriate from time to time to maintain the Deed of Trust as an indefeasible first priority perfected Lien in the Collateral, and shall not at any time part with possession of or abandon any of the Collateral or cause or permit any interest in any of the Collateral to be sold, transferred, leased, encumbered, released, relinquished or otherwise disposed of (whether voluntarily, by operation of law or otherwise), provided that: (a) so long as no Event of Default has occurred and is continuing and receipt by the Lender of the applicable "Release Price" set forth in Exhibit "E" and payment of all applicable costs, fees and expenses, (i) the Borrower may sell Lots in the ordinary course of business and transfer common areas to a homeowners association if and when required by applicable Laws or Other Requirements, (ii) the Lender shall release Lots and common areas or interests in common areas so sold or transferred from the Lien of the Deed of Trust and (iii) the Borrower may, in the ordinary course of business, receive, hold and dispose of any excess proceeds resulting from the sale of any Lot after payment of the applicable "Release Price"; and (b) the requirements of this sentence shall not prohibit
(1) the creation or existence of any Permitted Exceptions or Permitted Transfers, or (2) any action with respect to any Project Agreements to the extent permitted by Section 4.04. Releases hereunder by Lender shall be accomplished by utilization of release deeds in the form attached hereto as Exhibit "H" and incorporated herein by this reference. Lender commits to execute and return release deeds to Borrower's counsel releasing Lots from the Lien of the Deed of Trust within four (4) weeks after receipt of the applicable "Release Price" and the completed release deed from Borrower's counsel.

     The amount of any "Release Price" received by the Lender shall be applied to the principal of the Note, provided that if such amount exceeds the principal of the Note then outstanding, the excess shall be held by the Lender in a Cash Collateral Account and thereafter applied by the Lender (A) so long as no Event of Default has occurred and is continuing, to future advances of principal under the Note as and when made, or (B) if an Event of Default has occurred and is continuing, to any Obligations of the Borrower under the Loan Documents at such time or times and in such manner as the Lender deems appropriate. Upon payment in full of all Obligations of the Borrower and termination of all obligations of the Lender under the Loan Documents, the Lender shall release its interest in any amounts then held in any such Cash Collateral Account.

     The Borrower shall at all times use its best efforts to market and sell Lots in compliance with the terms of this Agreement.

     4.06 Personal Property. The Borrower shall not (a) install or otherwise use or acquire for use in connection with the Collateral or the Project any Personal Property (including replacement Personal Property


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pursuant to clause  (iii)  below)  which is not owned by the  Borrower  free and clear of all Liens (including conditional sale contracts) and Rights of Others (other than Permitted Exceptions) or which is not a part of the Collateral, or
(b) cause or permit the removal from the Land (or, in the case of offsite improvements, from the location of installation) of any Personal Property which is installed or otherwise used or acquired for use in connection with the Collateral or the Project, except that so long as no Event of Default has occurred and is continuing, this clause (b) shall not prohibit (i) the temporary removal of Personal Property for repairs in the ordinary course of business,
(ii) the removal of Personal Property of insignificant value which is not reasonably necessary or appropriate to the completion of the Project, or (iii) the removal of defective Personal Property which has been replaced by other Personal Property of equal or greater suitability and value which is intended for the same purpose. Upon removal of any Personal Property in compliance with clauses (ii) and (iii) above, the Borrower shall be permitted to transfer or otherwise dispose of such Personal Property as the Borrower may determine.

     4.07 Liens and Taxes. The Borrower shall (a) pay, prior to delinquency, all Taxes which are or may become a Lien affecting any of the Collateral, and not consent to any Special Taxes which affect or may affect any of the Collateral,
(b) keep the Collateral free and clear of all Liens and Rights of Others, subject only to Permitted Exceptions and Permitted Transfers of Personal Property, (c) promptly pay or cause to be paid, and obtain valid and enforceable lien releases or waivers (together with invoices or receipts identifying the nature of each payment) from, all Lien Claimants, (d) take all other necessary steps to forestall the assertion of Lien Claims, and (e) pay and perform when due all other obligations secured by or constituting a Lien affecting any of the Collateral, except that the Borrower shall not be required to pay or perform any such Taxes, Lien Claims or other obligations which are being actively contested in good faith by appropriate proceedings, provided that the Borrower has posted such security for the payment or performance of such Taxes, Lien Claims or other obligations as the Lender may reasonably require and, by reason of nonpayment, none of the Collateral or any Lien or other interest of the Lender under the Loan Documents is prejudiced or in danger of being sold, foreclosed or otherwise lost or forfeited.

     In the event that any action or other proceeding is instituted to enforce any Lien (including any mechanics lien, and whether or not such Lien constitutes a Permitted Exception) against any of the Collateral, the Borrower shall immediately make such payments, obtain such surety bonds and/or take such other action as the Lender may reasonably require in order to release the stop notice or Lien. Upon failure of the Borrower to take any of the foregoing actions in a timely manner, the Lender may, at its option, file an interpleader action to resolve any pending claims.

     The Borrower irrevocably appoints the Lender as its agent (such agency being coupled with an interest) to file any notices that the Lender deems appropriate in order to protect its interests under the Loan Documents.


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     4.08  Property and  Liability  Insurance.  The Borrower  shall at all times maintain the following policies of insurance:

          (a) commercial general liability insurance in favor of the Borrower (and naming the Lender and its subsidiaries and affiliates as additional insureds) in an aggregate amount not less than $3,000,000 (or such greater amount as may be specified by the Lender from time to time) combined single limit;

          (b) with respect to any Collateral consisting of building materials and supplies and other Personal Property and any improvements now or in the future located on the Land, such insurance against loss or damage as the Lender may reasonably require from time to time; and

          (c) such other insurance as may be required by applicable Laws (including worker's compensation and employer's liability insurance) or as the Lender may reasonably require from time to time.

     The Borrower shall also cause the Contractor, if any, and each subcontractor to maintain a policy of commercial general liability insurance and, upon request by the Lender, shall cause the Architect and any engineer engaged in connection with the Project to maintain a policy of professional liability insurance, in each case for such periods and in such amounts as the Lender may reasonably require from time to time.

     Any policy of property insurance required by clause (b) above shall be in an amount not less than the full replacement cost of the property covered by such policy, shall contain a "full replacement cost" endorsement, shall insure against flood loss risk if the Land is located in a Flood Hazard Area, and shall name the Lender and its subsidiaries and affiliates as "loss payee" pursuant to form BFU 438 or other form approved by the Lender. Each policy of commercial general liability insurance required by this Section 4.08 shall cover personal injury, property damage, owner/contractor protective, blanket contractual liability and (where applicable) completed operations, with x, c and u exclusions deleted, and such insurance shall be primary and non-contributing with any other insurance available to the Lender. All insurance policies shall be in form and substance and issued by insurers reasonably satisfactory to the Lender, and shall contain such deductibles and such endorsements as the Lender may reasonably require. Upon request by the Lender from time to time, the Borrower shall deliver to the Lender copies of all such insurance policies and originals of certificates evidencing such policies.

     4.09 Title Insurance and Searches. The Borrower shall deliver to the Lender, in form and substance satisfactory to the Lender, such endorsements to the Title Policy and such preliminary title reports and other title or lien searches (including UCC searches) and tax service contracts as the Lender may reasonably require from time to time; provided, however, the Title Policy shall be issued to cover all future advances under the Loan and shall include a revolving credit endorsement and such other endorsements as Lender and its counsel may require.


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     4.10  Books,  Records  and  Inspections.  The  Borrower  shall at all times maintain (a) full and complete books of account and other records with respect to the Collateral and the Project and its business and operations, (b) complete copies of the Improvement Plans, all Project Agreements and all Authorizations issued in connection with the Collateral or the Project, and (c) a complete file of all invoices, receipts and lien releases and waivers obtained by the Borrower with respect to amounts paid for Project Costs, and shall permit the Lender and its agents, upon request from time to time, to inspect and copy any of such books, records and other Documents and to enter and inspect the Real Property and any other Collateral and all work and materials furnished in connection with the Project.

     4.11 Construction Information and Reporting Requirements. The Borrower shall cause to be delivered to the Lender, in form and detail satisfactory to the Lender:

          (a) promptly after discovery by the Borrower, notice of (i) any fact or circumstance that may or will cause the Project Costs associated with any Line Item in the Project Budget to exceed or be less than the corresponding amount set forth in the Project Budget attached as Exhibit D (excluding for this purpose any reference to Line Item Budget) by more than five percent (5%), or that may or will cause any Project Costs for any matters not covered by specific Line Items to exceed in the aggregate $50,000.00, (ii) any failure of the Project or the Improvements to be in substantial conformity with the Improvement Plans and in compliance in all material respects with all applicable Laws and Other Requirements, (iii) any actual or anticipated material delays in construction, (iv) any serious threat or the commencement of any action or other proceeding (including any action to foreclose or otherwise enforce any Lien Claim or other Lien and any proceedings in condemnation or eminent domain) affecting or relating to any of the Collateral or the Project, (v) the occurrence or allegation of any termination, material breach or default, or failure of any material condition or other requirement under the Engineer Agreement, if any, the Construction Contract, if any, or any other contract entered into by Borrower relative to the development of the Project, (vi) any dispute between the Borrower and any Governmental Agency relating to any of the Collateral or the Project, the adverse determination of which could adversely affect the Collateral or the Project in any material respect,
     (vii) any injury or damage to or loss or destruction of any of the Collateral if the cost of repair, restoration or replacement exceeds $25,000, (viii) any imposition of or proposal for any Special Taxes which affect or may affect any of the Collateral, (ix) any material adverse change in the financial condition, operations, properties or prospects of any Loan Party, (x) any event which has or may have a material adverse impact on the Collateral or the Project or the ultimate development and use of the Real Property for its intended purpose, and (xi) the occurrence of any Event of Default or event which, with the giving of notice and/or the passage of time, could become an Event of Default;


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          (b) promptly after receipt or  preparation by the Borrower,  copies of
     (i) all notices or other communications delivered to the Borrower or the Real Property which are addressed to the Lender or to "construction lender", and (ii) on or before the 1st day of each calendar month, a monthly Lot sales report setting forth Lot sales for the prior calendar month, accompanied by copies of all Lot sales contracts disclosed by such monthly Lot sales report and executed subsequent to the prior monthly Lot sales report and, if requested by Lender, all written commitments, contracts and formal proposals made by or to the Borrower to purchase, sell, refinance or further develop any Collateral;

          (c) as to Borrower, quarterly Financial Statements certified in a manner acceptable to the Lender within fifty five (55) days after each fiscal quarter of Borrower and tax returns within thirty (30) days after their filing; provided, however, the delivery of such tax returns shall not be required so long as the Guarantor's current accounting firm, Ernst & Young, continues its unqualified opinion of Guarantor's audited annual Financial Statements;

          (d) as to Guarantor, copies of all 10 - Q and 10 - K filings made by Guarantor in accordance with the requirements of the applicable securities laws relative thereto within ten (10) days after such filings and tax returns within thirty (30) days after their filing; provided, however, the delivery of such tax returns shall not be required so long as the
     Guarantor's current accounting firm, Ernst & Young, continues its unqualified opinion of Guarantor's audited annual Financial Statements ;

          (e) a monthly summary report of Project Lot sales and closings in form and content acceptable to Lender; and

          (f) such other Documents or information relating to any Loan Party, the Collateral, the Project or the transactions contemplated by the Loan Documents as the Lender may reasonably request from time to time.

     The Lender is authorized at any time and from time to time to directly contact the Contractor, if any, or any subcontractor or other Lien Claimant or potential Lien Claimant or other Person to verify any information provided by the Borrower or for any other purpose.

     4.12 Costs, Fees and Expenses. The Borrower shall bear sole responsibility for and promptly pay or cause to be paid all costs and expenses relating to the performance by the Borrower of its Obligations or the delivery to the Lender of any Documents or other items or information under or in connection with any of the Loan Documents, and any Taxes (other than income taxes of the Lender), costs, expenses, fees or charges payable or determined to be


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payable in connection with the execution,  delivery,  filing or recording of, or otherwise with respect to, any Loan Document or any other Document delivered under or in connection with any Loan Document.

     The Borrower shall pay the initial $74,391.50 installment of the Loan Fee to the Lender at or prior to the time of recordation of the Deed of Trust and shall pay the second installment of the Loan Fee in the amount of $74,391.50 to the Lender on the first anniversary date of the closing of the Loan. Such initial installment of the Loan Fee shall be disbursed by Lender to itself as a part of the initial Disbursement. The full amount of the Loan Fee is and shall be deemed fully earned as of the date hereof. Provided funds are available under the Loan within the maximum amount which may be outstanding thereunder at any one time as set forth in Section 1.01, Lender is hereby irrevocably authorized and directed to disburse such second installment of the Loan Fee to itself on the anniversary date of the closing of the Loan. In the event there are not funds available under the Loan within the maximum amount which may be outstanding thereunder at any one time sufficient to satisfy the obligation of Borrower relative to the payment of the second installment of the Loan Fee as aforesaid, Borrower shall pay such second installment of the Loan Fee from its funds other than the Loan. Borrower shall pay to the Lender on demand all costs, expenses and charges of the Lender in connection with the approval of the Loan by the Lender and the negotiation, preparation, execution, delivery, administration, supplement, modification, amendment, waiver and enforcement of, and any other action taken by the Lender under or otherwise to protect its rights and interests in respect of, any Loan Document, and any litigation, dispute, action or other proceeding (including bankruptcy proceedings) relating thereto, including recording fees, filing fees, search fees, reconveyance fees, title insurance premiums, appraisal, engineering, inspection and consulting fees, the reasonable fees and disbursements of the Lender's legal counsel and other out-of-pocket expenses, and any fees or other charges of the Lender for appraisals or inspections or for review of appraisals, budgets, plans and specifications or other matters relating to the Project or the Collateral.

     Any amount payable to the Lender under any of the Loan Documents (including any amount payable under this Section 4.12) which is not paid on the date when due shall, from and after such date, bear interest at the Alternate Rate until paid. Such interest shall be payable by the Borrower to the Lender immediately and without demand.

     4.13 Indemnification by the Borrower. The Borrower shall indemnify, defend and save and hold harmless the Lender and its subsidiaries and affiliates, and the respective directors, officers, agents, attorneys and employees of each (collectively the "Indemnitees") from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the reasonable fees, charges and disbursements of external legal counsel) suffered or incurred by any Indemnitee as a result of (a) any failure of the Borrower to perform any of its Obligations under any Loan Document, (b) any failure of any Representation by the Borrower to be correct in all respects when made, (c) injury or death to persons or damage to property or other loss occurring on or in connection with the Collateral or the Project, whether caused by the negligence or any other act or omission of the Borrower or any Lien Claimant or any other Person or by negligent, faulty, inadequate or defective design, building, construction or maintenance or any other condition or otherwise, (d) any claim of any surety in connection with any bond relating to construction of any Improvements or offsite improvements, and (e) any claim, demand or cause of action, or any action or other proceeding, whether meritorious or not, brought or asserted against any Indemnitee which relates to or arises out of the Loan Documents, the Loan, the Collateral, the Project or any transaction contemplated by, or the relationship between the Borrower and the Lender or any action or inaction by the Lender under, the Loan Documents, provided that no Indemnitee shall be entitled to indemnification under this Section 4.13 for matters caused solely by such Indemnitee's gross negligence or willful misconduct. Any obligation of the Borrower under this Section 4.13 shall survive the making and repayment of the Loan and the expiration or termination of this Agreement and shall be secured by the Deed of Trust.

     4.14 Actions and Further Assurances. The Borrower shall appear in and defend all actions and other proceedings purporting to affect any of the Collateral or the Project or the rights or interests of the Lender under the Loan Documents (and the Lender may, at the Borrower's expense, appear in and defend any such action or other proceeding as the Lender may determine), and the Borrower shall take or cause to be taken such further action and execute and deliver or cause to be executed and delivered such further Documents as the Lender from time to time may reasonably require to maintain, perfect, protect, assure and confirm the Lender's rights and interests (including rights and interests in the Collateral), the Borrower's Obligations and the intention of the parties under the Loan Documents.

     4.15 Performance by the Lender. If the Borrower fails to perform any of its Obligations under any Loan Document and the Lender reasonably determines that remedial action is necessary to protect the rights or interests of the Lender, the Lender may, without notice to or demand on the Borrower, perform any such Obligations in such manner and to such extent and take such other action as the Lender may deem appropriate, and all costs, expenses and charges of the Lender relating to any such action shall be payable by the Borrower to the Lender in accordance with Section 4.12.

     5.00 Representations of the Borrower. The Borrower represents and warrants to the Lender that:

     5.01 Formation and Qualification. Each Loan Party which is a corporation is duly incorporated, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and is duly qualified in North Carolina; each Loan Party which is a partnership, trust or other entity is duly formed and validly existing under the Laws of the jurisdiction of its formation and, in the case of a limited partnership formed under the Laws of a jurisdiction other than California, is duly registered in North Carolina; each Loan Party which is a corporation or limited partnership is in good standing in North Carolina; each Loan Party which is a limited liability company is in good standing in North Carolina; and each Loan Party has all requisite power and authority to conduct its business and to own, sell and lease its properties.

     5.02 Loan Documents. The execution, delivery and performance of the Loan Documents by each Loan Party are within such Loan Party's power and authority, have been duly authorized by all necessary action and do not and will not (a) require any Authorization which has not been obtained (except to the extent indicated in Section 5.05(b) with respect to Authorizations required in connection with the Collateral or the Project), (b) contravene the Charter Documents of any Loan Party, any applicable Laws or Other Requirements or any agreement or restriction binding on or affecting any Loan Party or its property, or (c) result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any property now or in the future owned by any Loan Party (other than Liens in favor of the Lender). No Authorization which has not been obtained is required for the creation of the Liens or the enforcement by the Lender of its Remedies under the Loan Documents. Each Loan Document, when executed and delivered, will constitute the legal, valid and binding obligation of each Loan Party which is a party to or bound by such Loan Document, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar Laws affecting the rights of creditors generally.

     5.03 Finder's or Broker's Fees. Except as otherwise disclosed in Part B of Exhibit "C": (a) no finder's or broker's fee is payable to any Person in connection with the Loan, and (b) the payment of any such fee disclosed in Part B of Exhibit "C" is the sole responsibility of the Borrower and such fee has been (or upon recordation of the Deed of Trust will be) paid in full by the Borrower. The Borrower hereby indemnifies and holds harmless the Lender from any claims, liability, damages, costs or expenses (including without limitation the fees and expenses of legal counsel) resulting from or arising out of any claims or assertions by any Person (including without limitation any broker, agent, financial advisor or other intermediary) for any finder's broker's or other fee or compensation of any kind in connection with the Loan. Such indemnification obligation of the part of the Borrower shall survive termination of the Loan Documents.

     5.04 Collateral. The Borrower has and will continue to have (or upon recordation of the Deed of Trust will have and from and after such recordation will continue to have) good and marketable title to the Collateral, free and clear of all Liens and Rights of Others, subject only to Permitted Exceptions and Permitted Transfers of Personal Property. Upon recordation of the Deed of Trust and filing of the financing statement executed by the Borrower, the Deed of Trust will create a valid and indefeasible first priority perfected Lien in the Collateral securing the payment and performance of all Obligations, subject only to Permitted Prior Exceptions and Permitted Transfers of Personal Property. No financing statements covering any of the Collateral are on file in any public office, except financing statements in favor of the Lender and any other financing statements approved by the Lender in writing.

     5.05 Project Information. (a) The Borrower and, to the best knowledge of the Borrower, any Governmental Agency having jurisdiction over the Land have complied in all material respects with all applicable Laws and Other Requirements relating to the division and development of the Real Property, and the Borrower is, and the construction of the Improvements in accordance with the terms of this Agreement will be, in compliance in all material respects with all applicable Laws and Other Requirements relating to the Collateral or the Project. (b) Except as otherwise disclosed in Part B of Exhibit "C", (i) all Authorizations required in connection with the Collateral or the Project or the ultimate development and use of the Real Property for its intended purpose (as indicated in Section 1.00) have been regularly and finally received (other than routine permits for work which has not yet commenced and any required approvals of construction by any Governmental Agency which (in each case) are to be issued on a ministerial basis as required from time to time during the course of construction and after completion), and (ii) the development and use of the Real Property for its intended purpose do not require the payment of extraordinary fees or assessments or the construction of other improvements, will not contravene any applicable Laws or Other Requirements, and are not subject to any other legal, contractual or practicle impediments which are material in the aggregate. (c) The Project Budget and any Line Item Budget delivered to the Lender are based on information deemed reliable by the Borrower and represent the Borrower's best estimate of all Project Costs that will be required in connection with the Project, and all Project Costs shown in the Project Budget or any such Line Item Budget as "Previously Paid By Borrower" have been paid in full. (d) All Utility Services, streets and other offsite improvements relating to or adjoining the Land or necessary for the ultimate development and use of the Real Property for its intended purpose have been or will be promptly completed and/or otherwise made available at no further expense to the Borrower (except for costs relating to such work reflected in the Project Budget for "Site Development") and are not and will not be subject to any conditions or restrictions which may adversely affect the Collateral or the Project in any material respect. (e) The approximate acreage of the Land is correctly set forth in Section 1.00 and, except as otherwise disclosed in Part B of Exhibit "C", (i) the Land is not located in a Flood Hazard Area, nor is the Land subject to or affected by any existing or proposed Special Taxes (other than Special Taxes approved in writing by the Lender after the date of this Agreement), and (ii) the Land and each Lot or parcel described in Exhibit "A" are separately transferable in compliance with all applicable subdivision Laws and Other Requirements. (f) Except as otherwise disclosed in writing to the Lender, the Engineer Agreement, the Construction Contract, if any, and any other contract entered into by Borrower relative to the development of the Project are in full force and effect and free from any material breach or default by any party.

     5.06 Financial Information. (a) The Financial Statements of each Loan Party which have been furnished to the Lender fairly present such Loan Party's financial condition as at the dates of such Financial Statements and the results of operations for the periods covered by such Financial Statements in accordance with generally accepted accounting principles consistently applied (or such other method of preparation approved by the Lender in writing), and since the respective dates of such Financial Statements, there has been no material adverse change in the financial condition, operations, properties or prospects of such Loan Parties. (b) Each Loan Party has filed all tax returns required to be filed by it, and has paid all Taxes due pursuant to such returns or in respect of any of its properties (except for any such Taxes which are being actively contested in good faith by appropriate proceedings), and to the best knowledge of each Loan Party, no basis exists for additional assessments which have not been adequately reserved against in the Financial Statements referred to above or otherwise disclosed in writing to the Lender. For so long as the Loan or any part thereof shall remain outstanding, Borrower and all Loan Parties shall submit such financial information to Lender as Lender may request, including, but not limited to, the financial information required by Section 4.11.

     5.07 Litigation and Other Matters. Except as otherwise disclosed in writing to the Lender: (a) no actions or other proceedings affecting or relating to the Collateral or the Project are pending or, to the best knowledge of each Loan Party, threatened, (b) no actions or other proceedings are pending or, to the best knowledge of each Loan Party, threatened against or affecting any Loan Party or any property of any Loan Party which, if determined adversely to such Loan Party, could materially impair the financial condition, operations, properties or prospects of such Loan Party or the ability of such Loan Party to perform its obligations under the Loan Documents, and (c) the Borrower has given notice to the Lender of any other matters which the Borrower is required to disclose to the Lender under Section 4.11(a).

     5.08 Documents and Other Information. All Documents and other information delivered to the Lender pursuant to any of the Loan Documents are and will be complete and correct in all material respects at the time of delivery to the Lender.

     5.09 Competing Projects. The Borrower hereby represents and warrants that neither the Borrower nor any of its affiliates has or intends to construct, create, arrange, develop, purchase or sell any single family residential building lots which constitute a Competing Project.

     5.10 Compliance with Laws. Without in any way limiting any of Borrower's other representations, warranties or covenants contained in this Agreement, Borrower hereby represents, warrants and covenants that the Improvement Plans are, and the construction of the Improvements according thereto will be, in compliance with all applicable federal, state and local laws, rules, regulations, ordinances and codes, including without limitation the Americans with Disabilities Act of 1990, 42 U.S.C. 12101, et. seq., as amended, and the Fair Housing Act, 42 U.S.C. 3601, et. seq., as amended.

     6.00 Events of Default and Remedies of the Lender.

     6.01 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

          (a) the Borrower shall fail to pay all or any portion of the principal of the Note when due; or

          (b) the Borrower shall fail to pay any installment of interest on the Note or any other amount payable by the Borrower to the Lender under the Loan Documents (including any deposit of Borrower's Funds required by the Disbursement Schedule) within 10 days after the date when due, or the Borrower shall fail to pay all accrued interest and all other amounts then payable by the Borrower to the Lender under the Loan Documents on the Maturity Date or the date of final payment of the principal of the Note in full; or

          (c) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed and either (i) such failure shall continue for more than 30 days after notice of such failure is given by the Lender to such Loan Party, unless such failure is not reasonably capable of being cured within such 30-day period (but is reasonably capable of being cured within 60 days after such notice) and such Loan Party commences action to cure such failure within such 30-day period and diligently and continuously prosecutes such action to completion and causes such failure to be cured within 60 days after such notice; or (ii) such failure is not reasonably capable of being cured within 60 days after notice of such failure is given by the Lender to such Loan Party; or

          (d) any Representation proves to have been incorrect in any material respect when made; or

          (e) work relating to construction of the Improvements ceases for 15 consecutive days for any reason other than acts of God or other causes beyond the reasonable control of the Borrower, or such work ceases for 45 consecutive days for any reason; or

          (f) the Borrower is enjoined by any court or other Governmental Agency from constructing the Improvements or performing any Obligations and such injunction continues unreleased and unstayed for 45 days; or

          (g) all or a substantial or material portion of the Collateral is damaged or destroyed and the Lender has reasonably determined that the security of the Deed of Trust has been impaired or that the repair, restoration or replacement of the Collateral in accordance with the requirements of the Deed of Trust is not economically practicable or is not likely to be completed prior to the Maturity Date; or all or a substantial or material portion of the Collateral is condemned, seized or appropriated by any Governmental Agency or subject to any action or other proceeding instituted by any Governmental Agency for any such purpose; or

          (h) any Loan Party is dissolved or liquidated or merged with or into any other Person; or for any period of more than 10 days any Loan Party which is a limited liability company, corporation, partnership, trust or other entity ceases to exist in its present form and (where applicable) in good standing and duly qualified under the Laws of the jurisdiction of its incorporation or formation and California; or any Loan Party who is an individual dies or becomes incapacitated; or all or substantially all of the assets of any Loan Party are sold or otherwise transferred; or

          (i) any Loan Party ceases to be managed and controlled by the Person or Persons who manage and control such Loan Party as of the date of this Agreement; or the Land is sold in violation of the terms of this Agreement; or any Loan Party assigns or attempts to assign any rights or interests under any Loan Document without the prior written consent of the Lender; or any Loan Document becomes or is claimed by any Loan Party to be unenforceable against any Loan Party; or the Deed of Trust shall cease to constitute a valid and indefeasible first priority perfected Lien in the Collateral, subject only to Permitted Prior Exceptions and Permitted Transfers of Personal Property; or

          (j) any Loan Party is subject to an order for relief by the bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature or makes an assignment for the benefit of creditors; or any Loan Party applies for or consents to the appointment of any receiver, trustee or similar official for it or for all or any part of its property (or any such appointment is made without its consent and the appointment continues undischarged and unstayed for 60 days); or any Loan Party institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceeding relating to it or to all or any part of its property under the Laws of any jurisdiction (or any such proceeding is instituted without its consent and continues undismissed and unstayed for 60 days); or any judgment, writ, warrant of attachment or execution or similar process is issued or levied against any of the Collateral or any other property of any Loan Party and is not released, vacated or fully bonded within 60 days after its issue or levy; or

          (k) the  Borrower  shall  fail to close the sale of an average of five
     (5) Lots per calendar month to bona fide third party purchasers at sales prices not less than the "Minimum Sales Price" set forth in Exhibit E computed on a trailing rolling four (4) month basis; or

          (l) the occurrence of a default under any indebtedness of Borrower with any lender other than Lender or a default under any other indebtedness of Borrower with Lender; or

          (m)  any  material   adverse  change  shall  occur  in  the  financial
     condition,  operations,  properties or
     prospects of any Loan Party, or any event shall occur which has a material adverse impact on the Collateral or the Project.

     6.02 Remedies of the Lender. Upon the occurrence of any Event of Default, the Lender may, without notice to or demand upon the Borrower, which are expressly waived by the Borrower (except for notices or demands otherwise required by applicable Laws to the extent not effectively waived by the Borrower and any notices or demands specified in the Loan Documents), exercise any one or more of the following Remedies as the Lender may determine:

          (a) the Lender may, at its option, terminate all commitments to make Disbursements, or the Lender may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to the Lender, to make further Disbursements;

          (b) the Lender may declare the unpaid principal of the Note and all accrued interest and other amounts payable under the Loan Documents to be immediately due and payable, in which event all such amounts shall immediately be due and payable without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by the Borrower;

          (c) the Lender may perform any of the Borrower's Obligations in such manner as the Lender may determine;

          (d) the Lender may, either directly or through an agent or court-appointed receiver, take possession of the Collateral and enter into such contracts and take such other action as the Lender deems appropriate to complete or partially construct all or any part of the Improvements, subject to such modifications and changes in the Project or the plan of development as the Lender may deem appropriate; and

          (e) the Lender may proceed to protect, exercise and enforce any and all other Remedies provided under the Loan Documents or by applicable Laws.


     All costs, expenses, charges and advances of the Lender in exercising any such Remedies (including any such amounts which cause the obligations of the Borrower to exceed the face amount of the Note) shall be payable by the Borrower to the Lender in accordance with Section 4.12.

     Each of the Remedies of the Lender provided in the Loan Documents is cumulative and not exclusive of, and shall not prejudice, any other Remedy provided in the Loan Documents or by applicable Laws. Each

Remedy may be exercised from time to time as often as deemed necessary by the Lender, and in such order and manner as the Lender may determine. No failure or delay on the part of the Lender in exercising any Remedy shall operate as a waiver of such Remedy; nor shall any single or partial exercise of any Remedy preclude any other or further exercise of such Remedy or of any other Remedy. No application of payments, or any advances or other action by the Lender, will cure or waive any Event of Default or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents or prevent the exercise, or continued exercise, of any Remedies of the Lender.

     7.00 Miscellaneous.

     7.01 Waivers and Amendments. No supplement to, modification or amendment of, or waiver, consent or approval under, any of the Loan Documents shall be effective unless in writing and signed by the Lender, and any waiver, consent or approval shall be effective only in the specific instance and for the specific purpose for which given.

     7.02 Survival of Representations. All Representations shall survive the making and repayment of the Loan and the expiration or termination of this Agreement and have been or will be relied upon by the Lender, notwithstanding any investigation made by the Lender or on its behalf.

     7.03 Notices. All notices and other communications provided under any Loan Document shall be in writing and mailed or personally delivered to the appropriate party at the address set forth on the signature page of this Agreement or any other Loan Document or, as to any party, at any other address in the State of California as shall be designated by it in a written notice sent to the other party. All notices and other communications by the Borrower which are expressly subject to receipt by the Lender under the terms of the Loan Documents will be effective when received by an officer or other representative of the Lender having direct responsibility for administration of the Loan. In all other cases, any notice or other communication will be effective (a) if given by mail, on the earlier of receipt or the third day after deposit in the United States mails with first-class postage prepaid, or (b) if given by personal delivery, when delivered, provided that the requirements of this sentence shall not impair or delay the effectiveness of any notice or other communication given by the Lender under the Deed of Trust or any Additional Collateral Agreements when such notice or other communication is given in compliance with and would otherwise be effective under applicable Laws.

     7.04 Relationship of Parties. The relationship between the Borrower and the Lender is, and at all times shall remain, solely that of debtor and creditor, and shall not be, or be construed to be, a joint venture, equity venture, partnership or other relationship of any nature.

     7.05 Nonliability of the Lender. The Borrower acknowledges and agrees that:

          (a) The Borrower shall be solely responsible for and shall rely solely on its own judgment with respect to all matters relating to the Collateral or the Project, including the conduct of the Borrower and its agents and employees, the quality, adequacy and suitability of the Improvement Plans and any Change Orders and any work or materials furnished or to be furnished in connection with the Project, the skill, qualifications and performance of architects, contractors, subcontractors and suppliers, the feasibility of the Project and the sufficiency of budgets, cost projections and insurance, the supervision, status and progress of construction and compliance by the Borrower with the requirements of this Agreement with respect to such construction and the accuracy and completeness of all Disbursement Requests, and the Lender does not assume any responsibility to the Borrower or any other Person to review, inspect, supervise or approve, or to provide any advice or information with respect to, any such matters;

          (b) inspections of construction made by or on behalf of the Lender, and acceptance, approval or review by the Lender of any Documents, information, conditions or performance or any other action by the Lender under any of the Loan Documents, are for purposes of administration of the Loan only and for the sole protection of the Lender, and shall not constitute a representation or warranty by the Lender to the Borrower or any other Person or be relied upon by the Borrower or any other Person for any other purpose;

          (c) subject to Lender acting in a commercially reasonable manner , the Lender shall have no responsibility or liability for any delays in funding or construction caused by any inspection of construction or review of Documents, information, conditions or performance or any other action by the Lender in connection with any Disbursement or Change Order or the administration of the Loan; and

          (d) the Lender does not owe any duty of care to protect the Borrower or any other Person against or to inform the Borrower or any other Person of, and the Lender shall not be responsible or liable to the Borrower or any other Person for any loss, damage, liability or claim of any kind relating to injury or death to persons or damage to property or other loss resulting from, the negligence or any other act or omission of the Borrower or any Lien Claimant or any other Person or any negligent, faulty, inadequate or defective design, building, construction or maintenance or any other condition or the improper application of any Disbursements.

     7.06 Benefits and Assignment. The Loan Documents are made for the purpose of defining the rights and obligations of the Loan Parties and the Lender in connection with the Loan and are intended for the sole protection of the Loan Parties and the Lender and the Lender's successors and assigns, and no other Person shall have any rights of any nature under or by reason of the Loan Documents. The Loan Documents shall be binding on and inure to the benefit of each of the Loan Parties and the Lender and their respective successors and assigns, except that no Loan Party shall have the right to assign any rights or interests under any Loan Document without the prior written consent of the Lender. The Lender may from time to time sell participations in the Loan to any Person (including affiliates of the Lender) without notice to or the consent of any Loan Party; provided, however, in the event of the sale by Lender of participations in the Loan, Borrower shall only be required to deal with Lender relative to the Loan.

     7.07 Payments and Computations. All payments by any Loan Party under the Loan Documents shall be made in lawful money of the United States free and clear of, and without reduction by reason of, any Taxes. Any payment which is stated to be due on a day which is not a Banking Day shall be made on the next succeeding Banking Day, and any such extension shall be included in the computation of the payment of interest. Whenever any interest or other amount payable under the Loan Documents is to be computed on the basis of a year of a specified number of days, the amount shall be calculated on the basis of a year of such specified number of days for the actual number of days (including the first, but excluding the last) occurring in the period for which such calculation is made. For purposes of calculating amounts paid or payable under the Loan Documents, credit for payments shall be given upon receipt of same day funds by the Lender at its office located at 155 North Lake Avenue, 11th Floor, Pasadena, California 91101, Attention: Construction Lending Division (or such other location specified by the Lender from time to time in writing) at or before the close of business, Los Angeles time, on any Banking Day. Except as otherwise expressly provided in the Loan Documents, all payments on the Obligations received by the Lender shall be applied to the Obligations in such order and manner as the Lender may determine.

     7.08 Publicity. During the course of construction of the Improvements and until the Loan is repaid in full, the Lender may, subject to Borrower's approval which shall not be unreasonably withheld or delayed, place signs on the Land and issue or publish releases or announcements stating that construction financing is being provided by the Lender to the Borrower.

     7.09 Unsecured Environmental Obligations. Anything contained in this Agreement or the Deed of Trust to the contrary notwithstanding, (a) the Borrower shall have no obligation or liability under this Agreement or the Deed of Trust for any obligation or liability of the Borrower under any Environmental Indemnity executed by the Borrower which does not state it is secured by the Deed of Trust (any such obligation or liability being deemed to arise and exist solely under such Environmental Indemnity), and (b) any obligation or liability of the Borrower under such Environmental Indemnity shall not be secured by the Deed of Trust.

     7.10 Rules of Construction. (a) For purposes of this Agreement and the other Loan Documents: (i) any reference to "days" or "months" shall mean calendar days or months, (ii) the word "including" shall mean "including without limitation", (iii) any reference in any of the Loan Documents to any Loan Document or other Document or exhibit shall mean such Loan Document or other Document or exhibit as it may from time to time be supplemented, modified, amended and extended in accordance with the terms of this Agreement, (iv) defined terms shall be equally applicable to the singular and plural forms, and (v) all existing and future exhibits to this Agreement are incorporated in this Agreement by this reference. (b) Time is of the essence of the Loan Documents, and the provisions of the Loan Documents are declared to be severable. (c) All accounting terms used and not otherwise defined in any Loan Document shall be construed in conformity with, and all financial information maintained or submitted by any Loan Party or other Person under any Loan Document shall be prepared in accordance with, generally accepted accounting principles consistently applied (or such other principles approved by the Lender in writing). (d) If more than one Loan Party signs or is otherwise bound by any Loan Document, the liability of each shall be joint and several.
(e) The Loan Documents shall be governed by, and construed and enforced in accordance with, the Laws of North Carolina.

     7.11 Waiver of Jury Trial. Each of the Lender and the Borrower waive trial by jury in any action or other proceeding (including counterclaims), whether at law or equity, brought by the Lender or the Borrower against the other on matters arising out of or in any way related to or connected with this Agreement, the other Loan Documents, the Loan or any transaction contemplated by, or the relationship between the Lender and the Borrower or any action or inaction by either party under, any of the Loan Documents.

     IN WITNESS WHEREOF, the Borrower, the Guarantor and the Lender have caused this Agreement to be duly executed under seal as of the date first written above.

      "LENDER":                                      "BORROWER":

INDYMAC BANK, F.S.B.                           JORDAN LAKE PRESERVE CORPORATION,
d/b/a CONSTRUCTION                             a North Carolina corporation
LENDING CORPORATION OF AMERICA


By:   /S/ ROBERT CASTILLO (SEAL)            By:/S/ PATRICK E. RONDEAU (SEAL)
      -------------------------               ------------------------------
Name: Robert Castillo                       Name: Patrick E. Rondeau
Title: Vice President                       Title:President

                                                                (Corporate Seal)

Lender's Address:                                  Borrower's Address:

Construction Lending Corporation            Jordan Lake Preserve Corporation
of America                                  c/o David Edwards
155 North Lake Avenue                       128 The Preserve Trail
11th Floor                                  Chapel  Hill, North Carolina 27517
Pasadena, California  91101
Attention:  Construction Lending Division With a copy to:

With copies to:                             Bluegreen Corporation
                                            Attention:  Legal Department
1560 North Orange Avenue, Ste 150           4960 Conference Way North
Winter Park, Florida 32789                  Boca Raton, Florida 33431

                                               "GUARANTOR":


                                               BLUEGREEN CORPORATION,
                                               a  Massachusetts corporation

                                               By:/S/ PATRICK E. RONDEAU (SEAL)
                                                   ----------------------------
                                               Name: Patrick E. Rondeau
                                               Title: Senior VP and Clerk

Loan No. 52-1170000
                                   EXHIBIT "F"
                                   DEFINITIONS
                               (Land Development)

          As used in this Agreement, the following terms shall have the following meanings:

          "Additional Collateral Agreements" means the "Additional Collateral Agreements" (if any) specified in Exhibit "C" and any other mortgages, assignments or other agreements (other than the Deed of Trust) now or in the future securing the Loan or any Guaranty.

          "Agreement"   means  this  Building  Loan  Agreement,   including  all
     exhibits.

          "Alternate Rate" means the "Alternate Rate" set forth in the Note.

          "Authorization" means any authorization, consent, approval, order, license, permit, exemption or other action by or from, or any filing, registration or qualification with, any Governmental Agency or other Person.

          "Authorizing Resolutions" means (a) in the case of a corporation, a certified copy of resolutions adopted by its board of directors, (b) in the case of a partnership (whether general or limited), a certificate signed by all of its general partners, and (c) in the case of a trust or any other entity, evidence of such other action as the Lender may require, in each case authorizing the execution, delivery and performance of all Loan Documents to which it is a party or by which it is bound.

          "Banking Day" means any day (excluding Saturdays and Sundays) on which banks located in North Carolina are not authorized or required by law to close.

          "Borrower's Funds" means funds of the Borrower invested or to be invested in the Project or deposited with the Lender pursuant to Paragraph
     (e) of Exhibit B.


          "Cash Collateral Account" means an interest earning cash collateral account maintained by the Lender for the account of the Borrower for purposes of this Agreement or any of the other Loan Documents which shall be subject to a security interest in favor of the Lender for the purpose of securing the Borrower's Obligations and over which the Lender shall have sole and exclusive control and right of withdrawal.

          "Change Order" means a change in, or supplement to, the Improvement Plans.

          "Charter Documents" means (a) in the case of a corporation, its articles of incorporation and bylaws, (b) in the case of a partnership, its partnership agreement and any certificate or statement of partnership, and
     (c) in the case of a trust or any other entity, its formation documents, in each case as amended from time to time.

          "Collateral" means all property in which the Lender is granted or purportedly granted a Lien pursuant to the Deed of Trust.

          "Competing Project" means, unless otherwise approved by Lender in writing to the contrary, any single family residential lots actively offered for sale which are located within a radius of five (5) miles of the Project and the minimum sales price for which lots on an individual basis are within $10,000.00 of any Lot in the Project.

          "Construction Contract" means, as to any Contractor, the agreement between the Borrower and the Contractor relating to services to be provided by the Contractor in connection with the Project.

          "Contractor" means any Person engaged by the Borrower from time to time as a general contractor in connection with the Project.

          "Cost Savings" means the excess, if any, of any Line Item over the actual Project Costs incurred in connection with the work associated with such Line Item, as determined by the Lender after such work has been completed and all such Project Costs have been paid in full and all Lien Claims and potential Lien Claims relating to such work have been released or otherwise discharged to the satisfaction of the Lender.

          "Deed of Trust" means the Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing executed by the Borrower to secure the Loan.

          "Disbursement" means each disbursement of the proceeds of the Loan and
     each   disbursement  of  any  Borrower's   Funds  in  accordance  with  the
     Disbursement Schedule.

          "Disbursement Account" has the meaning set forth in paragraph (a) of the Disbursement Schedule.

          "Disbursement Request" means a written request for a Disbursement in a form approved by the Lender.

          "Disbursement Schedule" means the "Disbursement Schedule" attached as Exhibit "B".

          "Documents"   means  written   documents  and   materials,   including
     agreements,  approvals,  certificates,   consents,  instruments,  financing
     statements, reports, budgets, forecasts and opinions.

          "Engineer" means any Person engaged by Borrower from time to time as an engineer or to perform similar functions in connection with the Project.

          "Engineer Agreement" means as to any Engineer, the agreement between the Borrower and the Engineer relating to services to be provided by the Engineer in connection with the Project.

          "Environmental Indemnity" means the Environmental Indemnity executed by the Borrower in favor of the Lender and described in Exhibit "C".

          "Events of Default" means the events set forth in Section 6.01.

          "Excusable Delay" means a delay, not to exceed a total of ninety (90) days, caused by unusually adverse weather conditions which have not been taken into account in the construction schedule, fire, earthquake or other acts of God, strikes, lock outs, acts of public enemy, riots or insurrections or any other unforeseen circumstances or events beyond the control of Borrower (except financial circumstances or events or matters which may be resolved by the payment of money), and as to which Borrower notifies Lender in writing within five (5) days after each such occurrence.

          "Financial Statements" means balance sheets and income statements.

          "Flood Hazard Area" means an area which has been designated as a special flood hazard area or subject to comparable risks by the Federal Emergency Management Agency or any successor to such Agency.

          "Governmental Agency" means (a) any government or municipality or political subdivision of any government or municipality, (b) any assessment, improvement, community facilities or other special taxing district, (c) any governmental or quasi-governmental agency, authority, board, bureau, commission, corporation, department, instrumentality or public body, (d) any court, administrative tribunal, arbitrator, public utility or regulatory body, or (e) any central bank or comparable authority.

          "Guarantor" means Bluegreen Corporation,  a Massachusetts corporation.

          "Guaranty" means any Guaranty executed in favor of the Lender and described in Exhibit "C".

          "Improvement Plans" means the improvement plans and specifications described in Exhibit "C", as modified by any Change Orders approved by the Lender.

          "Improvements" means the improvements, including site development work, constructed or to be constructed pursuant to the Improvement Plans.

          "Land" means the land described in Exhibit "A".

          "Laws" means all federal, state and local laws, rules, regulations, ordinances and codes.

          "Lien" means any lien, mortgage, deed of trust, pledge, security interest or other charge or encumbrance.

          "Lien Claim" means (a) any mechanics lien affecting any of the Collateral, (b) any right of any Person to assert or maintain any such mechanics lien, and (c) any other claim to payment by any Lien Claimant.

          "Lien Claimant" means the Contractor, if any, and any other Person who has furnished labor, service, equipment or material in connection with the Project or who is otherwise entitled to payment for any Project Costs.

          "Line Item" means each of the separate items set forth in the Project Budget and in any Line Item Budget.

          "Line Item Budget" means a budget for the Project in form and substance satisfactory to the Lender and setting forth in such detail as the Lender may require the nature and amount of all Project Costs anticipated in connection with the Project as such budget may be modified from time to time in accordance with the Disbursement Schedule.

          "Loan" means the loan to be made by the Lender to the Borrower pursuant to this Agreement in an amount not to exceed the Loan Amount.

          "Loan Amount" means the amount of the Loan set forth in Section 1.00.

          "Loan Documents" means this Agreement, the Note, the Deed of Trust, the Environmental Indemnity, the Guaranties, if any, and any Additional Collateral Agreements.

          "Loan Fee" means a nonrefundable loan fee to be paid by the Borrower to the Lender in installments and in the amount set forth in Exhibit "C".

          "Loan Party" means (a) the Borrower, (b) any Guarantor which at the time has or may have any obligation or liability (whether fixed, contingent or otherwise) under any Guaranty executed or to be executed by it, (c) any Person executing any Additional Collateral Agreements, and (d) in the case of any Loan Party which is a partnership, any general partner of such Loan Party.

          "Lot" means any portion of the Land which has been approved pursuant to all applicable Laws and legally subdivided and platted of record as a single family residential building lot.

          "Maturity Date" means the maturity date of the Note, as such maturity date may be extended from time to time.

          "Note" means the Promissory Note executed by the Borrower in favor of the Lender to evidence the Loan.

          "Obligations" means all obligations of the Borrower of every nature under the Loan Documents.

          "Other Requirements" means (a) the terms, conditions and requirements of all Project Agreements, Authorizations and Rights of Others relating to the Collateral or the Project and all other Documents, agreements and restrictions relating to, binding on or affecting the Collateral or the Project, including covenants, conditions and restrictions, leases, easements, reservations, rights and rights-of-way, (b) requirements relating to the supply of Utility Services to the Real Property, (c) requirements and recommendations of the soils report and any environmental impact report or negative declaration, (d) all building, zoning, land use, planning and subdivision requirements, and (e) requirements relating to construction of offsite improvements.

          "Permitted Exceptions" means (a) Liens in favor of the Lender, (b) Permitted Prior Exceptions, and (c) other matters expressly approved by the Lender in writing which are subject and subordinate to the Lien of the Trust Deed.

          "Permitted Prior Exceptions" means (a) general ad valorem real property taxes which are not delinquent, (b) Special Taxes described in Part B of Exhibit "C" or otherwise approved in writing by the Lender which in each case are not delinquent, (c) mechanics liens affecting the Real Property and arising from the construction of the Improvements, over which the Title Policy has insured the priority of the Lien of the Deed of Trust, and (d) such other matters as the Lender shall expressly approve in writing as "Permitted Prior Exceptions" for purposes of this Agreement.

          "Permitted Transfer" means (a) any sale or other transfer of Lots and common areas (or undivided interests in common areas) and the disposition of any excess proceeds of sale, in each case to the extent permitted by
     Section 4.05, (b) subject to compliance with paragraph (g) of Exhibit "B", the release of the golf course and the related amenities, including the club house, and (c) any transfer or other disposition of Personal Property permitted by Section 4.06.

          "Person" means any person or entity, whether an individual, trustee, corporation, partnership, joint stock company, trust, unincorporated organization, bank, business association or firm, joint venture, Governmental Agency or otherwise.

          "Personal Property" means tangible personal property and fixtures, including building materials and supplies, equipment and other "Goods" (as defined in the Deed of Trust), but excluding construction equipment of a type intended for use in connection with other projects, the leased modular sales office utilized by Borrower, leased golf carts used in conjunction with the sale of Lots, leased golf course and golf course maintenance equipment and leased construction trailers.

          "Project" means the project for the acquisition and/or refinancing of the Land, the construction of the Improvements and the development of the Land in accordance with the Improvement Plans.

          "Project Agreements" means (a) the Engineer Agreement, the Construction Contract, if any, and any takeout, refinancing or permanent loan commitment issued or assigned to the Borrower with respect to the Real Property, and (b) all leases, rental agreements, service and maintenance agreements, purchase and sale agreements, purchase options and other agreements of any nature relating to the Collateral or the Project, including agreements with contractors, subcontractors, suppliers, project managers and supervisors, designers, architects, engineers, sales agents and consultants.

          "Project Budget" means the budget for the Project attached as Exhibit "D", as supplemented by each Line Item Budget approved by the Lender from time to time, in each case as modified from time to time in accordance with the Disbursement Schedule.

          "Project Costs" means all costs and expenses of any nature relating to the Project or the financing of the Project.

          "Real Property" means the Land and the Improvements and all other buildings, structures and improvements now or in the future located on the Land.

          "Remedy" means any right, power or remedy.

          "Representations" means the representations and warranties of the Borrower set forth in Section 5.00 and all other representations, warranties and certifications to the Lender in the Loan Documents or in any other Document delivered under or in connection with the Loan Documents.

          "Right of Others" means, as to any property in which a Person has an interest, any legal or equitable claim or other interest (other than a Lien but including a leasehold interest, a right of first refusal or a right of repossession or removal) in or with respect to such property held by any other Person, and any option or right held by any other Person to acquire any such claim or other interest or any Lien in or with respect to such property.

          "Special Tax" means, as to any property, (a) any special assessment or other Tax which is or may become a Lien affecting such property, other than general ad valorem real property taxes, and (b) any assessment, improvement, community facilities or other special taxing district in or into which such property is or may be located or incorporated or under which any special assessment or other Tax which is or may become a Lien affecting such property is or may be imposed.

          "Taxes" means all taxes, assessments, charges, fees and levies (including interest and penalties) imposed, assessed or collected by any Governmental Agency.

          "Title Policy" means an ALTA extended coverage lender's policy of title insurance in form and substance satisfactory to the Lender, issued by an insurer selected by the Borrower and satisfactory to the Lender, together with such endorsements and policies of coinsurance and/or reinsurance as may be required by the Lender, in a policy amount equal to the Loan Amount, insuring the Deed of Trust to be a valid first priority Lien on the Land and showing the Land to be subject only to Permitted Prior Exceptions.

          "Utility Services" means all utility services, including water, gas, electricity, telephone, garbage removal and sewer services.